SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

November 22, 2005 (November 21, 2005)

Date of Report (Date of earliest event reported)

ZIONS BANCORPORATION

(Exact name of registrant as specified in its charter)

Utah	0-2610	87-0227400
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One South Main, Suite 1134, Salt Lake City, Utah	84111
(Address of principal executive offices)	(Zip Code)

(801) 524-4787

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 8.01.	Other Events

A copy of the press release issued November 21, 2005 by the Registrant announcing the Federal Reserve’s approval of the Registrant’s proposed acquisition of Amegy Bancorporation, Inc. is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements, Pro forma Financial Statements and Exhibits.

(a)	Not Applicable.

(b)	Not Applicable.

(c)	Exhibits.

The following exhibit is furnished as part of this report:

Exhibit Number	Description
99.1	Press release dated November 21, 2005 announcing the Federal Reserve’s approval of the Registrant’s proposed acquisition of Amegy Bancorporation, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZIONS BANCORPORATION

BY:	/s/ Thomas E. Laursen
Name:	Thomas E. Laursen
Title:	Executive Vice President and General Counsel

Date: November 22, 2005